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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 PXRE Group Ltd.
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             (Exact name of registrant as specified in its charter)


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
            Bermuda                                     Not Applicable
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   (State of Incorporation)                        I.R.S. Employer I.D. No.


Clarendon House, 2 Church Street, P.O. Box HM 666, Hamilton HM CX, Bermuda
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                    (Address of principal executive offices)


Securities to be registered pursuant to Section 12(b) of the Act:



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
         Title of each class                    Name of each exchange on which
         to be so registered                    each class is to be registered
         -------------------                    --------------------------------
         Common Shares,                         New York Stock Exchange
         par value $1.00 per share

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box.                                  [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.                                  [ ]

Securities Act registration statement file number to which this form
relates:   333-85451


Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

                  Incorporated by reference to the Joint Proxy/Prospectus dated August 19, 1999, contained in Registrant's Registration Statement on Form S-4 (Registration No. 333-85451), under the heading "Description of Authorized Shares of PXRE Group."

ITEM 2.  EXHIBITS

                  The following exhibits are filed as a part of the registration statement:

                  1. The form of specimen stock certificate for the Registrant's Common Shares is incorporated herein by reference to Exhibit 4.1 of the Registrant's Registration Statement on Form S-4 (Registration No. 333-85451).

                  2. The Memorandum of Association and Bye-Laws of the Registrant are incorporated herein by reference to Exhibits 3.1 and 3.2, respectively, of the Registrant's Registration Statement on Form S-4 (Registration No. 333-85451).




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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in Hamilton, Bermuda.

Date:  August 17, 1999                               PXRE GROUP LTD.


                                        By: /s/ Gerald L. Radke
                                            ------------------------------------
                                            Gerald L. Radke
                                            Chairman of the Board, President and
                                            Chief Executive Officer




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                                INDEX TO EXHIBITS

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

                                                                             PAGE
                                                                             ----
1.       Form of Specimen Certificate                         Incorporated by Reference to Exhibit
                                                              4.1 of the Registrant's Registration
                                                              Statement on Form S-4 (Registration
                                                              Statement No. 333-85451)

2.       Memorandum of Association and                        Incorporated by Reference to Exhibits
         Bye-Laws of the Registrant                           3.1 and 3.2, respectively, of the
                                                              Registrant's Registration Statement on
                                                              Form S-4 (Registration No. 333-85451)
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